                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 14, 1998

                         Commission File No. 001-13783

                      INTEGRATED ELECTRICAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                                       76-0542208
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                             515 Post Oak Boulevard
                                   Suite 450
                                Houston, Texas         77027-9408
              (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (713) 860-1500

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On September 14, 1998, Integrated Electrical Services, Inc. (the "Company") consummated the acquisition of all of the issued and outstanding capital stock of Davis Electrical Constructors, Inc. (the "Business Acquired"). The Business Acquired performs electrical contracting and is currently doing business in eleven states. The consideration paid by the Company for the Business Acquired was determined through negotiations between representatives of the Company and the Business Acquired and consisted of an aggregate of 214,046 shares of common stock of the Company and approximately $49.8 million in cash. The cash portion of the consideration paid for the Business Acquired was funded through borrowings under the Company's existing $175.0 million line of credit facility. The Company intends to continue using the assets of the Business Acquired in the electrical contracting business.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

          The financial statements of the Business Acquired are incorporated by reference from Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-1 (333-50031).

          (B)  PRO FORMA FINANCIAL INFORMATION

          The pro forma financial information reflecting the Business Acquired are incorporated by reference from Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-1 (333-50031).

          (C)  EXHIBITS

          2.20 Agreement and Plan of Merger dated as of September 11, 1998 among Integrated Electrical Services, Inc., Davis Acquisition Corporation, Davis Electrical Constructors, Inc. and James B. Stephens, J. Michael Stephens, William N. Byrd, James C. Henderson, J. Lowell Hughes and William M. Summerel, incorporated by reference from Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-1 (333-50031).


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTEGRATED ELECTRICAL SERVICES, INC.

Dated:  September 14, 1998              By:       /s/ Jim P. Wise
                                           -------------------------------------
                                           Jim P. Wise
                                           Senior Vice President and Chief
                                           Financial Officer

                                 EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
2.20           Agreement and Plan of Merger dated as of September 11, 1998 among Integrated Electrical Services, Inc., Davis Acquisition
               Corporation, Davis Electrical Constructors, Inc. and James B.
               Stephens, J. Michael Stephens, William N. Byrd, James C.
               Henderson, J. Lowell Hughes and William M. Summerel, incorporated by reference to 2.20 from Post-Effective Amendment No. 1
               to the Company's Registration Statement on Form S-1 (333-50031).